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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  FEBRUARY 16, 2007


                               MOVADO GROUP, INC.
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               (Exact name of registrant as specified in charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)


           1-16497                                      13-2595932
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   (Commission File Number)               (IRS Employer Identification Number)



                  650 FROM ROAD
               PARAMUS, NEW JERSEY                          07652
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     (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (201) 267-8000


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
             APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

             On February 16, 2007, Ernest LaPorte notified Movado Group, Inc. (the "Company") that he was resigning as Vice President of Finance and Principal Accounting Officer of the Company, effective March 5, 2007. Mr. LaPorte has accepted the position of Senior Vice President and Controller of Saks Fifth Avenue. Mr. LaPorte's resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

             Eugene J. Karpovich, Senior Vice President and Chief Financial Officer of the Company, will serve as interim Principal Accounting Officer for the Company while a search is conducted for a new Principal Accounting Officer.



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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  March 2, 2007

                                            MOVADO GROUP, INC.


                                            By: /s/ Timothy F. Michno
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                                            Name:   Timothy F. Michno
                                            Title:  General Counsel